GOLDMAN SACHS TRUST

Goldman Sachs Municipal Fixed Income Funds
Class A Shares of the
Goldman Sachs Short Duration Tax-Free Fund
Goldman Sachs Municipal Income Fund
Goldman Sachs High Yield Municipal Fund

Goldman Sachs Short Duration and Government Fixed Income Funds
Class A Shares of the
Goldman Sachs Enhanced Income Fund
Goldman Sachs Ultra-Short Duration Government Fund
Goldman Sachs Short Duration Government Fund
Goldman Sachs Government Income Fund
Goldman Sachs Inflation Protected Securities Fund

Goldman Sachs Multi Sector Fixed Income Funds
Class A Shares of the
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Core Plus Fixed Income Fund
Goldman Sachs Global Income Fund

Goldman Sachs Single Sector Fixed Income Funds
Class A Shares of the
Goldman Sachs U.S. Mortgages Fund
Goldman Sachs Investment Grade Credit Fund
Goldman Sachs High Yield Fund
Goldman Sachs Emerging Markets Debt Fund
Goldman Sachs Local Emerging Markets Debt Fund

Supplement dated November 29, 2010 to the
Prospectuses dated July 29, 2010

Goldman Sachs Multi Sector Fixed Income Fund
Class A Shares of the
Goldman Sachs Strategic Income Fund

Supplement dated November 29, 2010 to the
Prospectus dated June 30, 2010

Effective December 6, 2010, all purchases of Class A Shares made during a month will be combined and considered to have been made on the first day of that month. For purchases made prior to December 6, 2010, all purchases of Class A Shares made during a month will be combined and considered to have been made on the first day of the next month. Accordingly, effective December 6, 2010, each Fund’s Prospectus is amended as follows.

In the section “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares—What Is The Offering Price Of Class A Shares?” the following changes apply:

The language “after the end of the month in which such purchase was made” is deleted from footnote **, and from the fourth and fifth sentences of footnote *** to the table(s).

In the section “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares—What Else Do I Need To Know About Class A Shares’ CDSC?” the following change applies:

The second sentence is replaced in its entirety with the following:

However, if you redeem shares within 18 months after the beginning of the month in which the purchase was made (after the end of the month in which the purchase was made, for purchases made prior to December 6, 2010), a CDSC of 1% may be imposed.

In the section “Shareholder Guide—Common Questions Applicable to the Purchase of Class A, [B,] and C Shares—What Else Do I Need To Know About The CDSC On Class A, [B] Or C Shares?” section, the following changes apply:

The fourth bullet point is replaced in its entirety with the following:

■	When counting the number of months since a purchase of Class A shares was made, all purchases of Class A shares made during a month will be combined and considered to have been made on the first day of that month (the first day of the next month, for purchases made prior to December 6, 2010).

The word “payments” is replaced with “purchases” in the fifth bullet point.

This Supplement should be retained with your Prospectus for future reference.

FIASHRSTK 11-10